SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)           August 2, 2000
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                        Allou Health & Beauty Care, Inc.
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               (Exact Name of Registrant as Specified in Charter)



    Delaware                          1-10340             11-2953972
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(State or Other Jurisdiction        (Commission        (IRS Employer
     of Incorporation)              File Number)      Identification No.)



 50 Emjay Boulevard, Brentwood New York                               11717
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code    (631) 273-4000
                                                      --------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

                  On July 27, 2000, Allou Health & Beauty Care, Inc. (the "Company") announced that it issued to an institutional investor $11,470,588 principal amount of 12% Senior Subordinated Notes due 2005 and warrants exercisable to purchase 1,300,000 shares of the Company's Class A Common Stock at an exercise price of $4.50 per share. The warrants are subject to a put option under which the investor has the right to put the warrants to the Company after the fifth anniversary of their issuance at a price of $8.00 per warrant.

                  Subject to the Company obtaining stockholder approval at its annual meeting to be held on or about September 14, 2000, it will issue to the investor an additional $3,529,412 principal amount of notes (or up to $6,029,412 at the investor's option, for an aggregate of $17,500,000 in notes) and additional warrants exercisable to purchase 400,000 shares of Class A Common Stock (or warrants exercisable to purchase up to an additional 683,333 shares of Class A Common Stock if the investor purchases $17,500,000 of notes). A limited number of additional institutional investors may participate in the subsequent offering by purchasing up to $10,000,000 principal amount of notes (or $7,500,000 if the initial investor purchases $17,500,000), for an aggregate of $25,000,000 principal amount of notes issued, and warrants exercisable to purchase up to 1,133,333 shares of Class A Common Stock (or warrants exercisable to purchase up to an additional 850,000 shares of Class A Common Stock if the initial investor purchases $17,500,000 of notes), for an aggregate of warrants exercisable to purchase 2,833,333 shares of Class A Common Stock. Additional warrants will be issued to the investor in the event that certain misrepresentations regarding the Company's capitalization are made in the agreement entered into between the Company and the investor. The investor is also provided with certain other rights including board observer rights, co-sale rights, pre-emptive rights and registration rights

                  The securities offered and sold by the Company (and to be offered and sold in the subsequent offering ) have not been (and will not be) registered under the Securities Act of 1933, as amended, any may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Item 7.    Financial Statements and Exhibits.

         (c)    Exhibits

                Exhibit Number      Description
                --------------      -----------

                  4.1 12% Senior Subordinated Note by and between Allou Health & Beauty Care, Inc., its subsidiaries and RFE Investment Partners VI, L.P., dated July 25, 2000.

                  4.2 Form of Warrant by and between Allou Health & Beauty Care, Inc. and RFE Investment Partners VI, L.P., dated July 25, 2000.

                  4.3               Co-Sale,   Voting  and   Preemptive   Rights
                                    Agreement  by and between  Allou  Health &
                                    Beauty  Care,   Inc.   and  RFE   Investment
                                    Partners VI, L.P., dated July 25, 2000.

                  4.4 Registration Rights Agreement by and between Allou Health & Beauty Care, Inc. and RFE Investment Partners VI, L.P., dated July 25, 2000.

                 99.1 12% Senior Subordinated Note and Warrant Purchase Agreement by and between Allou
                                    Health   &   Beauty   Care,    Inc.,   its
                                    subsidiaries and RFE Investment Partners VI,
                                    L.P., dated July 25, 2000.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALLOU HEALTH & BEAUTY CARE, INC.


   Date: August 2, 2000                      /s/ David Shamilzadeh
                                             -----------------------------------
                                             Name: David Shamilzadeh
                                             Title:  President and
                                                      Chief Financial Officer

                                Index to Exhibits
                                -----------------

Exhibit Number    Description
--------------    -----------

4.1               12% Senior  Subordinated  Note by and between Allou Health &
                  Beauty  Care,   Inc.,  its  subsidiaries  and  RFE  Investment
                  Partners VI, L.P., dated July 25, 2000.

4.2 Form of Warrant by and between Allou Health & Beauty Care, Inc. and RFE Investment Partners VI, L.P., dated July 25, 2000.

4.3 Co-Sale, Voting and Preemptive Rights Agreement by and between Allou Health & Beauty Care, Inc. and RFE Investment Partners VI, L.P., dated July 25, 2000.

4.4 Registration Rights Agreement by and between Allou Health & Beauty Care, Inc. and RFE Investment Partners VI, L.P., dated July 25, 2000.

99.1              12% Senior Subordinated Note and Warrant Purchase Agreement by
                  and  between   Allou  Health  & Beauty  Care,   Inc.,   its
                  subsidiaries and RFE Investment Partners VI, L.P., dated July 25, 2000.


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